STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 1998

PHOTO OF: CORN IN FIELD

STEIN ROE EQUITY FUNDS

GROWTH AND INCOME FUNDS

           BALANCED FUND
           GROWTH & INCOME FUND

LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents

From the President................................................   1
   Tom Butch's thoughts on the markets and investing

Performance.......................................................   3
   How the Stein Roe growth and income funds have done over time

Q&A
   Interviews with the portfolio managers and summaries of
   investment activity
Balanced Fund.....................................................   5
Growth & Income Fund..............................................   9

Portfolio of Investments..........................................   12
   A complete list of investments with market values

Financial Statements..............................................   20
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   28

Financial Highlights..............................................   34
   Selected per-share data

General Information...............................................   40



                Must be accompanied or preceded by a prospectus.

From the President

TO OUR SHAREHOLDERS
We are pleased to present this semiannual report for the Stein Roe growth and income funds -- Balanced Fund and Growth & Income Fund. This report covers the six months ended March 31, 1998.

AN UNPRECEDENTED BULL RUN CONTINUES

U.S. equity markets blinked temporarily in the fourth quarter of 1997, when many Asian markets struggled with currency devaluations and political and economic turmoil. By the end of October, the S&P 500 had fallen more than 68 points from its October high of 983.12. However, starting in November, the S&P rebounded sharply, completing its third straight year of gains in excess of 20 percent. Moreover, this momentum carried into the first part of 1998 when, despite many analysts' predictions of slowing equity market returns, the Dow Jones Industrial Average surged 11.75 percent, eclipsing 9000 for the first time.
   By all measures, the strength and duration of the current bull market is unprecedented. The S&P 500's average annual gain of more than 18.94 percent for the 10-year period ended March 31, 1998, is the largest such gain for any 10-year period. This obviously has been a uniquely prosperous time for stock investors.

A NEW ERA?
There remains a considerable division of opinion in the financial community as to the sustainability of returns of this magnitude. Some market observers suggest that, based on historical data and traditional market measures, returns of these levels simply cannot continue. Others believe we have entered a new era of unbridled equity market growth in which a confluence of economic and demographic factors may render obsolete traditional beliefs and measurements.
   Eventually, we all will learn which of these perspectives proves to be more accurate. Meanwhile, we believe it is important that investors focus less on divining where the market will go and more on ensuring that their investments remain appropriate to their investing goals, risk tolerance and time horizon.

YOUR STEIN ROE FUNDS
We are, of course, gratified that you have chosen to include one or more
Stein Roe equity fund(s) in your personal portfolio. We seek, in this report, to provide you with useful and approachable information on each of our growth and income funds. I hope you will take the time to learn how your portfolio managers are investing your money and how they assess their funds' performance over the past six months. You may also want to read about funds other than those you own to determine whether they might represent an appropriate addition to your span of investments.

A REMINDER
We believe that what's important above all else is that you, as an equity investor, maintain a long-term perspective. The events in Asia during the fourth quarter of 1997 -- and their brief but pronounced effect on domestic equity markets -- served as a healthy reminder that markets can swing rapidly and violently, and that volatility is a risk inherent in equity investing. To investors with long-term horizons, volatility, in our opinion, should be the least important consideration. We believe that risk is an important short-term consideration, but we've learned that historically, investment risk diminishes over time. The more genuine risk, in our view, is the risk of losing sight of long-term investment goals because of short-term market fluctuations.
   So remember, whatever the market's course, a long-term perspective is your best ally.
   Please call us at 800-338-2550 with any comments or suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Thomas W. Butch
   President
   April 30, 1998

The S&P 500 and the Dow Jones Industrial Average are unmanaged groups of stocks that differ from the composition of any Stein Roe fund. They are not available for direct investment.

For more complete information on any of the Stein Roe funds, including management fees and expenses, please contact a Stein Roe representative at 800-338-2550. Please read the prospectus carefully before investing.

Photo of: Thomas W. Btch.

Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          Periods ended March 31, 1998

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
--------------------------------------------------------------------------------
BALANCED FUND                            24.44%    19.24%    12.81%     12.73%
GROWTH & INCOME FUND                     39.88     28.90     19.51      17.69
S&P 500                                  47.96     32.79     22.38      18.92
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Balanced Fund Line Chart

Date                    Balanced Fund             S&P 500
9/30/87                 10000                     10000
9/30/88                  9412                      8761
9/30/89                 11366                     11648
9/30/90                 10586                     10571
9/30/91                 13727                     13858
9/30/92                 15255                     15389
9/30/93                 17478                     17384
9/30/94                 17541                     18024
9/30/95                 20082                     23378
9/30/96                 23060                     28129
9/30/97                 28503                     39500
3/31/98                 30361                     46298

--------------------------------------------------------------------------------
Growth & Income Fund Line Chart

Date                    Growth & Income Fund      S&P 500
9/30/87                 10000                     10000
9/30/88                  8610                      8761
9/30/89                 11247                     11648
9/30/90                 10657                     10571
9/30/91                 13227                     13858
9/30/92                 15079                     15389
9/30/93                 17790                     17384
9/30/94                 18507                     18024
9/30/95                 22416                     23378
9/30/96                 27498                     28129
9/30/97                 35971                     39500
3/31/98                 41273                     46298


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH HARVEY HIRSCHHORN, PORTFOLIO MANAGER OF
SR&F BALANCED PORTFOLIO
--------------------------------------------------------------------------------
FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks long-term growth of capital and current income, consistent with reasonable investment risk by investing primarily in a diversified portfolio of equities, debt securities and cash.

   FUND INCEPTION:
   Aug. 25, 1949

   TOTAL NET ASSETS:
   $288.4 million
   photo of : Harvey B. Hirschhorn

Q: HOW DID THE FUND PERFORM?
A: The Fund's total return was 6.52 percent for the six months ended March 31, 1998, compared to the Lipper flexible fund peer group median return of 8.96 percent and the benchmark S&P 500 Index return of 17.21 percent. The Fund and its peer group underperformed the benchmark because balanced funds have a fixed income and a cash portion while the S&P 500 is strictly equities. Equities, including those owned by the portfolio, had much higher total returns than fixed income investments over the period.

Q: WHAT WORKED WELL IN YOUR DOMESTIC EQUITY HOLDINGS?
A: The portfolio's holdings in drug, finance, retail and telephone services companies performed well during the six-month period. We think each of these sectors has the potential for continued growth, so we have increased the portfolio's exposure to these sectors. Specifically, drug companies stand to have better profitability in a slower economy than other companies whose earnings are tied to economic cycles. These companies also fit our thesis that aging baby boomers -- the largest market segment -- will consume drugs and health care services at a growing rate. We also maintain a positive outlook for financial services stocks. We anticipate that these companies will continue to benefit from low inflation and low interest rates.

Q: WHAT SECTORS DID NOT PERFORM AS WELL AS YOU HAD EXPECTED?
A: The real estate investment trust (REIT) sector did not perform as well as we had hoped over the past six months. Nonetheless, we maintain a positive outlook for REITs over the long term. We believe REIT earnings will continue to grow and acquisitions will improve their efficiencies and productivity. We also were disappointed by the performance of our holdings in the energy sector. We reduced our exposure to this sector early in the first quarter of 1998 as oil prices began to deteriorate.

Q: DID YOU MAKE ANY NEW PURCHASES IN THE PAST SIX MONTHS?
A: We added several names to the portfolio to increase diversification. They include WorldCom and TCI Pacific Communications in telecommunications and Travelers Group in financial services (1.1 percent, 1.0 percent, and 1.0 percent of total net assets, respectively).

Q: DURING THIS VOLATILE PERIOD FOR INTERNATIONAL EQUITIES, YOUR HOLDINGS SEEMED TO FARE BETTER COMPARATIVELY. DESPITE THAT, DID YOU RESTRUCTURE YOUR INTERNATIONAL HOLDINGS?
A: As Latin American equity markets reacted to the financial crisis in Asia, prices fell substantially. We used this opportunity to add to our positions in Latin American companies such as Telebras and Banco Rio de La Plata (0.9 percent and 0.7 percent of total net assets, respectively). We are currently considering adjusting some of our international holdings, and we remain cautious toward countries that may continue to be affected by the Asian currency crisis.

Q: HOW DID THE PORTFOLIO'S FIXED INCOME PORTION PERFORM AS A WHOLE?
A: Our longer-duration strategy in fixed income holdings benefited the Fund's performance as interest rates were modestly lower during the first quarter. We expect the Federal Reserve Board to maintain the current interest rate environment for the foreseeable future. Therefore, we continue to hold a full, high-quality position in fixed income. We are now in the environment of a federal budget surplus and anticipate that the government will use some of the budget surplus this year to pay down debt. This event would provide support for the fixed income market. Also, in anticipation of slowing growth in the economy, we anticipate that the yields on long-term bonds will ease further.

Q: DO YOU BELIEVE THE PORTFOLIO'S ASSET ALLOCATION STRATEGY IS SUITABLE FOR MOST INVESTORS?
A: The Fund is structured to be an appropriate core holding for most investors. We invest in what we believe is a good balance of fixed income, domestic and foreign equity securities. Our Investment Committee, of which I am a member, sets the asset allocation guidelines, based on our outlook for the coming quarters. We take into consideration economic, political and geopolitical issues. We also take into account the objectives of the portfolio. The Committee maintains a policy of being modestly underweight in domestic equities and modestly overweight in international equities, which has been implemented in the portfolio. Our overweighting in international equities hurt performance in the fourth quarter of 1997, but helped it in the first quarter of 1998 when international stocks, as represented by the MSCI EAFE Index, returned 14.71 percent, outperforming the S&P 500 return of 13.94 percent for the same period.

Q: WHAT'S YOUR OUTLOOK FOR THE FUND?
A: We are somewhat cautious about the stock market's ability to maintain its current strength in coming months because we think valuations are high. We are also concerned that some corporate earnings may be adversely affected by several factors including the Asian crisis, slowing economic growth, continued wage pressures with slower productivity gains, a lack of pricing power and costs associated with preparing computer systems for the year 2000.
   We have a favorable outlook for retail stocks because there are a few indications that the consumer is in excellent shape. First, real wage gains have been more positive than we've seen in the past 25 years. Second, low oil prices may help retailers because consumers will be able to spend more of their hard-earned dollars on non-energy goods and services. Last, cheaper imports from Asia should reduce the cost-basis for a lot of retailers, so they should be able to maintain low prices.
   Fixed income markets should continue to provide positive returns as inflation remains low and the federal government's budget surplus rises.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the SR&F Balanced Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 and the MSCI EAFE are unmanaged groups of stocks that differ from the composition of SR&F Balanced Portfolio; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's flexible portfolio fund peer group for the one-, five- and 10-year periods ended March 31, 1998, were 28.58 percent, 13.51 percent and
12.77 percent, respectively.

Foreign investments involve market, political and currency risks not generally associated with U.S. investments.

Fund Highlights
--------------------------------------------------------------------------------
Balanced Portfolio
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Emerson Electric              1.7%     General Electric                   1.4%
Cendant                       1.7      Pfizer                             1.3
Wal-Mart Stores               1.6      Elan                               1.3
Banc One                      1.5      BankAmerica                        1.3
Bristol-Myers Squibb          1.5      AirTouch Communications            1.3
--------------------------------------------------------------------------------
                                       Total                             14.6%

--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                              PORTFOLIO              S&P 500
--------------------------------------------------------------------------------
Number of Equity & Convertible Holdings              68                  500
Dollar Weighted Median Market
  Capitalization ($ Mil.)                       $45,525              $40,619
--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
PIE CHART:

                              As of March 31, 1998
                          Equity Portfolio           S&P 500
   Basic Materials         4%                         4%
   Consumer Cyclical       8                         13
   Consumer Noncyclical   19                         23
   Energy                  7                          8
   Financial              26                         17
   Industrial             15                          9
   Technology             11                         16
   Utilities              10                         10

   Total                 100%                       100%
--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                          As of Sept. 30, 1997       As of March 31, 1998

Equities                             48.5%                      60.0%
Convertibles                         11.2                        7.7
Bonds                                31.5                       37.9
Cash & Equivalents                    8.8                       (5.6)

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAN CANTOR, PORTFOLIO MANAGER OF
SR&F GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks capital growth by investing primarily in a diversified portfolio of common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, the portfolio will normally emphasize investments in the equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

   FUND INCEPTION:
   March 24, 1987

   TOTAL NET ASSETS:
   $378.7 million
   photo: Dan Cantor

Q: HOW DID THE FUND PERFORM?
A: The Fund posted a total return of 14.74 percent for the six months ended March 31, 1998, exceeding the Lipper peer group median return of 12.66 percent and placing the Fund in the top third of its Lipper peer group for the period.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A: The Fund's performance can be attributed to select holdings in companies such as Kansas City Southern Industries, Continental Airlines and Warner-Lambert (2.7 percent, 2.5 percent and 3.1 percent of total net assets, respectively). The Fund's technology holdings did not fare as well -- the Fund's positions in IBM and Compaq underperformed (1.8 percent and 1.1 percent of total net assets, respectively).

Q: WHAT WERE SOME PURCHASES YOU MADE DURING THE PERIOD?
A: Our best purchase during the period was TJX (1.9 percent of total net assets), an off-price retailer that operates Marshall's, TJ Maxx and other chains. We initiated this position in the last few days of 1997. Soon after purchase, the stock rapidly appreciated due to a favorable holiday selling season and an improved earnings outlook. We also purchased Avon (0.8 percent of total net assets) because its growth prospects appeared good despite its temporarily depressed stock price. We believe Avon's new management team can effectively enhance its considerable global consumer base.

Q: AS A CATEGORY, GROWTH AND INCOME FUNDS HAVE SEEN THE MOST MUTUAL FUND SUBSCRIPTIONS OVER THE PAST FEW MONTHS. WHY IS THAT?
A: A growth and income fund is often a core holding in a mutual fund investor's portfolio because growth and income funds invest in growing companies that provide capital appreciation and income, in the form of dividends, to shareholders. These companies are potentially less affected by market fluctuations because they are large and well-established. Our strategy for the Stein Roe Growth & Income Fund is designed to allow investors to participate in an equity market upcycle through non-aggressive growth holdings. In recent months, the Asian currency crisis and general concerns about the height of the stock market caused investors to fear aggressive growth investments, making more conservative growth and income funds attractive options.

Q: YOU'VE BEEN KNOWN TO REFER TO YOUR STYLE AS INVESTING FOR "GROWTH AT A REASONABLE PRICE." CAN YOU EXPLAIN WHAT THIS MEANS?
A: We define "growth at a reasonable price" as seeking out reasonably-valued companies that tend to be key players in their respective industries. Many of these companies offer superior risk-adjusted long-term growth potential. We look for companies with improving fundamentals, solid earnings, healthy cash flows, sound balance sheets and proven management capabilities. This strategy has paid off in good returns for the Fund over the long term. For the 10-year period ended March 31, 1998, the Fund returned an average annual total return of 17.69 percent versus the Lipper peer group return of 16.32 percent for the same period.

Q: WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?
A: The market throughout the past year has had exceptional, although sometimes unexplainable, momentum. We are constantly striving to ensure that the valuations of the stocks we own are attractive. We manage SR&FGrowth & Income Portfolio to be an "all-weather" fund, with the goal of performing well relative to our peer group in bull and bear markets alike. We believe the portfolio's price-sensitive orientation and its income component may help buffer it in difficult environments and help make its return less volatile than mutual funds that invest exclusively for capital appreciation.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the SR&F Growth & Income Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of SR&F Growth & Income Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth and income fund peer group for the one-, five- and 10-year periods ended March 31, 1998, were 40.63 percent, 19.48 percent and 16.32 percent, respectively.

Fund Highlights
--------------------------------------------------------------------------------
Growth & Income Portfolio
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Warner-Lambert                     3.1%   Ecolab                          2.5%
Kansas City Southern Industries    2.7    Burlington Northern Santa Fe    2.5
Fannie Mae                         2.7    American Express                2.5
Monsanto                           2.7    Continental Airlines            2.5
Bell Atlantic                      2.6    Citicorp                        2.5
--------------------------------------------------------------------------------
                                          Total                          26.3%
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                              PORTFOLIO              S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                   58                  500
Dollar Weighted Median Market
  Capitalization ($ Mil.)                       $33,227              $40,619
--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
                              As of March 31, 1998
                                 Equity Portfolio            S&P500
PIE CHART:
Basic Materials                   6%                          4%
Consumer Cyclical                17                          13
Consumer Noncyclical             24                          23
Energy                            4                           8
Financial                        18                          17
Industrial                       21                           9
Technology                        6                          16
Utilities                         4                          10
Total                           100%                        100%

--------------------------------------------------------------------------------

                                ASSET ALLOCATION
                              As of Sept. 30, 1997                     As of March 31, 1998
Equities*                     83.3%                                    85.9%
Bonds                          0.9%                                     0.8%
Cash & Equivalents            15.8%                                    13.3%
                              *Excludes S&P futures (long) = 6.4%      *Excludes S&P futures (long) = 5.8%

SR&F Balanced Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
EQUITY SECURITIES (60.0%)                                OF SHARES         VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE (0.8%)
Honda Motor ADRs.....................................      33,000        $ 2,343

BANKS (10.5%)
Banc One.............................................      70,536          4,461
Banco Rio de La Plata ADRs...........................     160,300          2,004
BankAmerica..........................................     106,000          8,759
Citicorp.............................................      53,000          7,526
Royal Bank of Scotland Group.........................     175,000          2,720
Wells Fargo & Company................................       7,000          2,319
Westpac Banking......................................     300,000          2,013
WBK STRYPES Trust....................................      15,000            511
                                                                         -------
                                                                          30,313
BUILDING PRODUCTS (0.3%)
Royal Group Technologies Limited (a).................      25,000            819

CHEMICALS (1.8%)
E. I. du Pont de Nemours.............................      40,000          2,720
Praxair..............................................      50,000          2,572
                                                                         -------
                                                                           5,292
COMMERCIAL SERVICES (1.7%)
Cendant (a)..........................................      121,802         4,826

COMPUTERS (0.8%)
International Business Machines......................      23,000          2,389

CONGLOMERATES (0.8%)
Harris...............................................      44,000          2,294

DRUGS AND HEALTH PRODUCTS (8.3%)
American Home Products...............................      35,000          3,338
Bristol-Myers Squibb ................................      41,000          4,277
Elan ADRs (a)........................................      60,000          3,877
Eli Lilly & Company..................................      68,500          4,084
Novartis ADRs........................................      25,000          2,212
Pfizer...............................................      39,000          3,889
SmithKline Beecham ADRs..............................      40,000          2,503
                                                                         -------
                                                                          24,180
ELECTRICAL EQUIPMENT (6.8%)
Emerson Electric.....................................      97,000          6,323
General Electric ....................................     117,000         10,084
Hubbell, class B.....................................      65,000          3,274
                                                                         -------
                                                                          19,681
ELECTRONICS (3.7%)
Analog Devices (a)...................................      55,000          1,829
Intel................................................      43,000          3,357
Motorola.............................................      50,000          3,031
Sony ADRs............................................      31,000          2,638
                                                                         -------
                                                                          10,855
ENERGY SERVICES (0.7%)
Cooper Cameron (a)...................................      35,000          2,113

--------------------------------------------------------------------------------
SR&F Balanced Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES (1.0%)
Travelers Group......................................      50,000       $  3,000

FOOD, BEVERAGE AND TOBACCO (2.3%)
General Mills........................................      26,000          1,976
PepsiCo..............................................      45,000          1,921
Philip Morris........................................      65,000          2,710
                                                                        --------
                                                                           6,607
FUNERAL SERVICES (0.9%)
Service Corporation International....................      60,000          2,546


MEDIA (0.5%)
CBS..................................................      45,000          1,527

OIL AND NATURAL GAS (3.7%)
British Petroleum ADRs...............................      58,000          4,992
El Paso National Gas.................................      32,000          2,258
Enron................................................      25,000          1,160
Ocean Energy (a).....................................      71,500          1,685
Tosco................................................      19,000            670
                                                                        --------
                                                                          10,765
PAPER AND FOREST PRODUCTS (0.9%)
Plum Creek Timber Company, L.P.......................      80,000          2,640

REAL ESTATE (3.8%)
Crescent Real Estate Equities........................      50,000          1,800
Kimco Realty.........................................      66,000          2,336
Patriot American Hospitality.........................      60,000          1,620
Reckson Associates...................................      96,200          2,537
Security Capital Group, class B (a)..................      85,500          2,629
Security Capital Group, class B warrants (a).........       4,111             13
                                                                        --------
                                                                          10,935
RETAIL (2.6%)
Home Depot...........................................      38,500          2,596
Wal-Mart Stores......................................      94,000          4,776
                                                                        --------
                                                                           7,372
TELECOMMUNICATIONS (5.4%)
AirTouch Communications (a)..........................      75,000          3,670
GTE..................................................      58,000          3,473
Telebras ADRs........................................      21,000          2,726
Telefonica de Argentina ADRs.........................      64,000          2,436
Worldcom (a).........................................      75,000          3,229
                                                                        --------
                                                                          15,534
TRANSPORTATION (1.8%)
Canadian National Railway............................      45,000          2,880
FDX (a)..............................................      33,000          2,347
                                                                        --------
                                                                           5,227
UTILITIES - ELECTRIC (0.9%)
Endesa ADRs..........................................     108,000          2,619
                                                                        --------

TOTAL EQUITY SECURITIES (Cost $94,437)...............                    173,877
                                                                        --------
--------------------------------------------------------------------------------

SR&F Balanced Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
CONVERTIBLE SECURITIES (7.7%)                            OF SHARES         VALUE
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED SECURITIES (3.0%)
BUILDING PRODUCTS (0.5%)
RYG DECS Trust II 6.875% 11/15/00....................      50,000       $ 1,550

OIL AND NATURAL GAS (0.4%)
Tosco Financing Trust 5.750% 12/15/26 (b)............      17,000         1,039

TELECOMMUNICATIONS (2.1%)
LM Ericsson Telecommunications 4.250% 6/30/00........         500          3,312
TCI Pacific Communications 5.000% 7/31/06............      16,000         2,848
                                                                        --------
                                                                           6,160
                                                                        --------
TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $5,795).                      8,749
                                                                        --------
                                                         PRINCIPAL
CONVERTIBLE DEBT SECURITIES (4.7%)                          AMOUNT
                                                            ------
ELECTRONICS (0.5%)
Analog Devices 3.500% 12/01/00......................       $  900          1,435

ENERGY (1.2%)
SFP Pipeline Holdings 11.160% 8/15/10................       2,000          3,520

HEALTH CARE (0.8%)
Nationwide Health Properties 6.250% 1/01/99..........       2,040          2,341

INSURANCE (1.0%)
Fremont General Zero Coupon (Effective Yield
  9.270%) 10/12/13                                          2,500          2,838

PRODUCER GOODS (0.7%)
U.S. Filter 6.000% 9/15/05...........................       1,100          2,161

RETAIL (0.5%)
Home Depot 3.250% 10/01/01...........................         950          1,434
                                                                        --------
TOTAL CONVERTIBLE DEBT SECURITIES (Cost $8,537)......                     13,729
                                                                        --------

TOTAL CONVERTIBLE SECURITIES (Cost $14,332)..........                     22,478
                                                                        --------
--------------------------------------------------------------------------------

SR&F Balanced Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
BONDS AND NOTES (37.9%)                                     AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (19.7%)
U.S. Treasury Bonds
   8.125% 8/15/19....................................      $7,350        $ 9,182
   7.250% 8/15/22....................................       7,200          8,309
U.S. Treasury Notes
   5.875% 3/31/99....................................       1,650          1,656
   6.375% 5/15/00....................................       9,200          9,339
   7.875% 8/15/01....................................       6,850          7,308
   5.750% 8/15/03....................................       6,500          6,520
   7.250% 8/15/04....................................       6,700          7,245
   6.500% 5/15/05....................................       1,750          1,826
   6.250% 2/15/07....................................       5,550          5,734
                                                                        --------
                                                                          57,119
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (5.5%)
Federal Home Loan Mortgage Corporation Gold
   6.500% 2/01/11....................................       1,574          1,581
   6.500% 4/01/11 ...................................         834            838
   6.500% 10/01/11 ..................................       1,676          1,683
   6.500% 4/01/26 ...................................         910            904
   6.500% 6/01/26....................................         933            927
Federal Home Loan Mortgage Corporation
   6.500% 4/01/11....................................       1,466          1,472
   6.500% 4/01/26....................................         949            941
   6.500% 2/01/27....................................       2,926          2,901
   6.500% 3/01/27....................................       2,688          2,665
Government National Mortgage Association
   8.000% 7/15/25....................................       1,134          1,177
   8.000% 3/15/26....................................         819            849
                                                                        --------
                                                                          15,938
AIR TRANSPORTATION (1.9%)
Federal Express 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................       1,575          1,647
Lockheed Martin 6.550% 5/15/99 ......................       2,500          2,518
United Airlines 1991 Pass-Through Certificates
   Series A1 9.200% 3/22/08..........................       1,293          1,467
                                                                        --------
                                                                           5,632
CHEMICALS (0.9%)
BOC Group 5.875% 1/29/01.............................       2,500          2,485

COMMERCIAL BANK (1.6%)
Den Danske Bank 6.550% 9/15/03.......................       2,250          2,257
Deutsche Ausgleichsbank 7.000% 9/24/01 ..............       2,250          2,329
                                                                        --------
                                                                           4,586
CONSTRUCTION AND HOUSING (0.8%)
Hanson Overseas 6.750% 9/15/05 ......................       2,250          2,280

FINANCIAL (3.7%)
ALPS Series 1994-1 Class C2 9.350% 9/15/04...........       2,487          2,561
Lehman Brothers Holdings 8.375% 2/15/99..............       2,500          2,547
MDC Mortgage Funding Series Q Class 5 8.850% 3/20/18.         308            321
Ford Motor Credit 6.375% 9/15/99.....................       2,750          2,768
USX 6.850% 3/1/08....................................       2,500          2,506
                                                                        --------
                                                                          10,703

SR&F Balanced Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT REGIONAL BONDS (2.3%)
Corporacion Andina de Fomento 6.625% 10/14/98 (b)....      $ 1,500       $ 1,499
Republic of Slovenia 7.000% 8/06/01 (b)..............        2,750         2,810
Province of Quebec 6.500% 1/17/06....................        2,400         2,405
                                                                        --------
                                                                           6,714
MORTGAGE-BACKED SECURITIES (0.8%)
American Mortgage Trust Series 1993-3 Class 3B
  8.190% 9/27/22.....................................        2,272         2,247

UTILITIES - ELECTRIC (0.7%)
National Power 7.125% 7/11/01........................        2,000         2,055
                                                                        --------

TOTAL BONDS AND NOTES (Cost $106,080)................                    109,759
--------------------------------------------------------------------------------
SHORT TERM OBLIGATION (0.5%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.5%)
Associates Corp. of North America
  6.050% 4/01/98 (Cost $1,305).......................        1,305         1,305
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.1%)
(Cost $216,154) (c)..................................                    307,419

OTHER ASSETS, LESS LIABILITIES (-6.1%)...............                   (17,778)
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $289,641
                                                                        ========
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT AT MARCH 31, 1998, WERE AS FOLLOWS:

                                                                          Market
                                                            Shares         Value
BankAmerica..........................................      60,000       $  4,957
British Petroleum ADRs...............................      37,000          3,184
Citicorp.............................................      30,000          4,260
Eli Lilly & Company..................................      20,000          1,193
Emerson Electric.....................................      20,000          1,304
General Electric.....................................      70,000          6,033
Intel................................................       8,000            625
                                                                        --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds $15,372)                 $ 21,556
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Non-income producing security.
(b)Security is subject to contractual or legal restrictions on its resale. At
   March 31, 1998, the value of all such securities represented 1.8 percent of total net assets.
(c)At March 31, 1998, the cost of investments for federal income tax purposes was $216,093. Net unrealized appreciation was $91,326, consisting of gross unrealized appreciation of $92,608 and gross unrealized depreciation of
   $1,282.

See accompanying Notes to Financial Statements.

SR&F Growth & Income Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
COMMON STOCKS (85.9%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE (1.6%)
Boeing...............................................     119,600        $ 6,234

AUTO/TRUCK PARTS & EQUIPMENT (2.2%)
Lear (a).............................................     145,000          8,174

BANKS (8.5%)
Bankers Trust........................................      60,000          7,219
Chase Manhattan......................................      64,400          8,686
Citicorp.............................................      65,616          9,317
Republic New York....................................      25,000          3,334
Wells Fargo & Company................................      11,666          3,864
                                                                         -------
                                                                          32,421
BROADCASTING & COMMUNICATIONS (1.9%)
Interpublic Group of Companies.......................      60,600          3,765
Tribune..............................................      50,000          3,525
                                                                         -------
                                                                           7,290
COMPUTERS AND COMPUTER-RELATED (3.5%)
Cisco Systems (a)....................................      15,000          1,026
Compaq Computer......................................     165,000          4,269
Intel ...............................................      15,000          1,171
International Business Machines......................      65,000          6,752
                                                                         -------
                                                                          13,218
CONSUMER-RELATED (6.6%)
Avon Products........................................      40,000          3,120
Cendant (a)..........................................     154,186          6,110
Gillette.............................................      72,200          8,569
Procter & Gamble.....................................      86,000          7,256
                                                                         -------
                                                                          25,055
DISTRIBUTION (6.2%)
TJX .................................................     161,400          7,303
Wal-Mart Stores......................................     180,000          9,146
Walgreen.............................................     200,000          7,038
                                                                         -------
                                                                          23,487
ELECTRICAL EQUIPMENT (3.6%)
Emerson Electric.....................................     104,000          6,780
Hubbell, class B.....................................     135,400          6,821
                                                                         -------
                                                                          13,600
ENERGY (3.3%)
Amoco................................................      36,500          3,153
British Petroleum ADRs...............................      73,104          6,292
Enron................................................      62,500          2,898
                                                                         -------
                                                                          12,343
ENTERTAINMENT (0.6%)
Walt Disney..........................................      22,035          2,352

FINANCIAL SERVICES (9.4%)
American Express.....................................     104,000          9,549
Fannie Mae...........................................     161,000         10,183
Kansas City Southern Industries......................     236,900         10,424

--------------------------------------------------------------------------------
SR&F Growth & Income Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
Nationwide Financial Services, class A...............      37,000        $ 1,605
Washington Mutual....................................      52,000          3,729
                                                                        --------
                                                                          35,490
FOOD, BEVERAGE & TOBACCO (5.1%)
PepsiCo..............................................     160,000          6,830
Phillip Morris.......................................     198,000          8,254
Sara Lee.............................................      72,000          4,437
                                                                        --------
                                                                          19,521
HEALTH CARE (9.7%)
Abbott Laboratories..................................      58,500          4,406
Baxter International.................................     125,000          6,891
Bristol-Myers Squibb.................................      85,000          8,867
Roche Holdings Limited...............................         200          2,165
SmithKline Beecham ADRs..............................      40,000          2,503
Warner-Lambert.......................................      70,000         11,922
                                                                        --------
                                                                          36,752
HOTELS (0.2%)
Circus Circus Enterprises (a)........................      40,000            840

MULTI-INDUSTRY (7.4%)
General Electric.....................................      88,000          7,585
Honeywell............................................     104,000          8,600
Minnesota Mining & Manufacturing.....................      20,000          1,824
Monsanto.............................................     195,000         10,140
                                                                        --------
                                                                          28,148
PAPER AND FOREST PRODUCTS (2.1%)
Champion International...............................      20,000          1,086
Georgia-Pacific......................................      75,000          4,856
Georgia-Pacific Timber Group.........................      75,000          1,927
                                                                        --------
                                                                           7,869
RUBBER, PLASTICS, AND RELATED PRODUCTS (0.9%)
Goodyear Tire & Rubber ..............................      45,000          3,409

SCIENTIFIC INSTRUMENTS (0.2%)
Millipore............................................      25,000            869

SPECIALTY CHEMICALS (4.5%)
Ecolab...............................................     330,000          9,570
Solutia..............................................      42,000          1,250
Union Carbide........................................     126,100          6,321
                                                                        --------
                                                                          17,140
TELECOMMUNICATIONS (3.4%)
AT&T.................................................      30,222          1,983
Bell Atlantic........................................      95,160          9,754
Lucent Technologies..................................       9,794          1,252
                                                                        --------
                                                                          12,990
TRANSPORTATION (5.0%)
Burlington Northern Santa Fe.........................      92,000          9,568
Continental Airlines, class B (a)....................     160,000          9,410
                                                                        --------
                                                                          18,978
                                                                        --------
TOTAL COMMON STOCKS (Cost $175,582)..................                    326,179
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SR&F Growth & Income Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
LONG-TERM NOTES (0.8%)                                      Amount         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (0.8%)
U.S. Treasury Note 7.125% 9/30/99
(Cost $2,964).......................................      $ 3,000        $ 3,067
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (13.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (12.9%)
Associates Corp. of North America 6.050% 04/01/98....      16,160         16,160
CSX 5.750% 04/02/98..................................      18,000         17,997
Marriott International 5.090% 04/07/98...............      15,000         14,985
                                                                        --------
                                                                          49,142
U.S. GOVERNMENT OBLIGATION (0.3%)
US Treasury Bill 5.230% 04/30/98 (b).................       1,000            996
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $50,138).......................................                     50,138
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
(Cost $228,684) (c)..................................                    379,384

OTHER ASSETS, LESS LIABILITIES (0.1%)................                        297
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $379,681
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security was pledged to cover margin requirements for open futures contracts. The following contracts were open at March 31, 1998:
                                    NUMBER OF     CONTRACT                 UNREALIZED
    TYPE           POSITION         CONTRACTS     VALUE      EXPIRATION          GAIN
    S&P 500 Index  Long             80            $22,210    June, 1998    $619

(c) At March 31, 1998, the cost of investments for federal income tax purposes was $228,849. Net unrealized appreciation was $150,535, consisting of gross unrealized appreciation of $151,833 and gross unrealized depreciation of $1,298.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
March 31, 1998
(All amounts in thousands, except per-share data)
(Unaudited)
                                                                           GROWTH
                                                         BALANCED        & INCOME
                                                             FUND            FUND
                                                        ---------       ---------
ASSETS
Investment in Portfolio, at value.................       $289,521        $379,205
Cash..............................................             50              50
Receivable for fund shares sold...................            180             163
Other assets......................................             37              31
                                                        ---------       ---------
   Total assets...................................        289,788         379,449
                                                        ---------       ---------
LIABILITIES
Payable for fund shares redeemed..................          1,045             252
Payable to investment adviser and transfer agent..             96             124
Other liabilities.................................            242             349
                                                        ---------       ---------
   Total liabilities..............................          1,383             725
                                                        ---------       ---------
   Net assets.....................................       $288,405        $378,724
                                                         ========        ========
ANALYSIS OF NET ASSETS
Paid-in capital...................................       $197,122        $221,311
Net unrealized appreciation on investments........         85,061         151,272
Accumulated undistributed net investment income...          1,123             453
Accumulated net realized gains on investments ....          5,099           5,688
                                                        ---------       ---------
   Net assets.....................................       $288,405        $378,724
                                                         ========        ========
Shares outstanding (unlimited number authorized)..          8,734          15,147
                                                         ========        ========
Net asset value per share.........................        $ 33.02         $ 25.00
                                                         ========        ========

See accompanying Notes to Financial Statements.

Statements of Operations
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                           GROWTH
                                                         BALANCED        & INCOME
                                                             FUND            FUND
INVESTMENT INCOME
Dividends allocated from Portfolio................        $ 1,236         $ 2,205
Interest allocated from Portfolio.................          4,702           1,606
                                                         --------        --------
                                                            5,938           3,811
Foreign taxes withheld allocated from Portfolio...            (18)           --
                                                         --------        --------
   Total investment income........................          5,920           3,811
                                                         --------        --------
EXPENSES
Expenses allocated from Portfolio.................            860           1,126
Transfer agent fees...............................            310             381
Administrative fees...............................            211             260
Printing and postage..............................             36              41
SEC and state registration fees...................             15              22
Accounting fees...................................             15              16
Audit and legal fees..............................              6               5
Trustees' fees....................................              3               3
Other.............................................             52              19
                                                         --------        --------
   Total expenses.................................          1,508           1,873
                                                         --------        --------
   Net investment income..........................          4,412           1,938
                                                         --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments and futures transactions
   allocated from Portfolio.......................         12,742           8,758
Net realized loss on foreign currency transactions
   allocated from Portfolio.......................            (81)             --
Net change in unrealized appreciation or depreciation on
   investments, futures and foreign currency translations     880          38,675
                                                         --------        --------
   Net gain on investments........................         13,541          47,433
                                                         --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $17,953         $49,371
                                                         ========        ========

See accompanying Notes to Financial Statements.

Statements of Changes In Net Assets
For the Six Months Ended March 31, 1998
and the Year Ended September 30, 1997
(All amounts in thousands)
(Unaudited)
                                                                                    BALANCED FUND
                                                                                 1998            1997
OPERATIONS
Net investment income....................................................     $ 4,412         $ 8,059
Net realized gain on investments.........................................      12,661          11,636
Net change in unrealized appreciation or depreciation on investments.....         880          36,801
                                                                            ---------       ---------
   Net increase in net assets resulting from operations..................      17,953          56,496
                                                                            ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.................................      (3,471)         (8,239)
Distributions from net capital gains.....................................     (16,945)        (18,744)
                                                                            ---------       ---------
   Total distributions to shareholders...................................     (20,416)        (26,983)
                                                                            ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares.............................................      13,779          53,871
Value of distributions reinvested........................................      16,914          22,002
Redemptions of fund shares...............................................     (24,671)        (51,603)
                                                                            ---------       ---------
   Net increase from share transactions..................................       6,022          24,270
                                                                            ---------       ---------
   Net increase in net assets............................................       3,559          53,783
TOTAL NET ASSETS
Beginning of period......................................................     284,846         231,063
                                                                            ---------       ---------
End of period............................................................    $288,405        $284,846
                                                                           ==========      ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME..........................    $  1,123        $    182
                                                                           ==========      ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ............................................         428           1,769
Issued in reinvestment of distributions..................................         543             750
Redemptions of fund shares...............................................        (763)         (1,678)
                                                                            ---------       ---------
   Net increase in fund shares...........................................         208             841
Shares outstanding at beginning of period................................       8,526           7,685
                                                                            ---------       ---------
Shares outstanding at end of period......................................       8,734           8,526
                                                                           ==========      ==========
                                                                                GROWTH & INCOME FUND
                                                                                 1998            1997
OPERATIONS
Net investment income....................................................     $ 1,938         $ 4,288
Net realized gain on investments.........................................       8,758          12,317
Net change in unrealized appreciation or depreciation on investments.....      38,675          58,865
                                                                            ---------       ---------
   Net increase in net assets resulting from operations..................      49,371          75,470
                                                                            ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.................................      (2,780)         (3,709)
Distributions from net capital gains.....................................     (14,181)         (8,004)
                                                                            ---------       ---------
   Total distributions to shareholders...................................     (16,961)        (11,713)
                                                                            ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares.............................................      38,421         139,473
Value of distributions reinvested........................................      13,140           8,338
Redemptions of fund shares...............................................     (42,713)        (78,489)
                                                                            ---------        --------
   Net increase from share transactions..................................       8,848          69,322
                                                                            ---------       ---------
   Net increase in net assets............................................      41,258         133,079
TOTAL NET ASSETS
Beginning of period......................................................     337,466         204,387
                                                                            ---------       ---------
End of period............................................................    $378,724        $337,466
                                                                          ===========      ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME..........................      $  453         $ 1,295
                                                                           ==========      ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ............................................       1,669           6,996
Issued in reinvestment of distributions..................................         589             445
Redemptions of fund shares...............................................      (1,842)         (3,826)
                                                                            ---------       ---------
   Net increase in fund shares...........................................         416           3,615
Shares outstanding at beginning of period................................      14,731          11,116
                                                                            ---------       ---------
Shares outstanding at end of period......................................      15,147          14,731
                                                                           ==========      ==========

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
March 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                             SR&F
                                                             SR&F        GROWTH &
                                                         BALANCED          INCOME
                                                        PORTFOLIO       PORTFOLIO
ASSETS
Investments, at market value (cost of $216,154 and
   $228,684, respectively)........................       $307,419        $379,384
Cash..............................................             --               4
Deposit with broker for securities sold short.....         17,831              --
Dividends and interest receivable.................          2,369             427
Receivable for investments sold...................            799              --
Variation margin receivable.......................             --              96
                                                        ---------       ---------
   Total assets...................................        328,418         379,911
                                                        ---------       ---------
LIABILITIES
Securities sold short, at market value
  (cost of $15,372)...............................         21,556              --
Loan payable to broker............................         16,000              --
Interest payable..................................            637              --
Payable for dividends on securities sold short....            398              --
Payable to investment adviser.....................            142             184
Other liabilities.................................             44              46
                                                        ---------       ---------
   Total liabilities..............................         38,777             230
                                                        ---------       ---------
   Net assets applicable to investors'
     beneficial interest..........................       $289,641        $379,681
                                                         ========        ========

See accompanying Notes to Financial Statements.

Statements of Operations
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                             SR&F
                                                             SR&F        GROWTH &
                                                         BALANCED          INCOME
                                                        PORTFOLIO       PORTFOLIO
INVESTMENT INCOME
Dividends.........................................        $ 1,237         $ 2,206
Interest..........................................          4,704           1,607
                                                         --------        --------
                                                            5,941           3,813
Foreign taxes withheld............................            (18)            --
                                                         --------        --------
   Total investment income........................          5,923           3,813
                                                         --------        --------
EXPENSES
Management fees...................................            776           1,040
Accounting fees...................................             15              16
Trustees' fees....................................             11              10
Audit and legal fees..............................              9               9
Other.............................................             50              52
                                                         --------        --------
   Total expenses.................................            861           1,127
                                                         --------        --------
   Net investment income..........................          5,062           2,686
                                                         --------        --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments.................         12,743           5,741
Net realized gains on futures transactions........            --            3,019
Net realized losses on foreign currency transactions          (81)             --
Net change in unrealized appreciation or depreciation
   on investments, futures transactions and foreign
   currency translations..........................            884          38,703
                                                         --------        --------
   Net gains on investments, futures and foreign
      currency transactions.......................         13,546          47,463
                                                         --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $18,608         $50,149
                                                         ========        ========

See accompanying Notes to Financial Statements.

Statements of Changes In Net Assets
For the Six Months Ended March 31, 1998
and the Period Ended September 30, 1997
(All amounts in thousands)
(Unaudited)
                                                                                           SR&F BALANCED PORTFOLIO
                                                                                             1998            1997 (A)
OPERATIONS
Net investment income............................................................         $ 5,062         $ 6,241
Net realized gains on investments................................................          12,662           6,019
Net change in unrealized appreciation or depreciation on investments.............             884          21,679
                                                                                        ---------       ---------
   Net increase in net assets resulting from operations..........................          18,608          33,939
                                                                                        ---------       ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions....................................................................           3,693         272,915
Withdrawals......................................................................         (17,601)        (21,913)
                                                                                        ---------       ---------
   Net increase (decrease) from transactions in investors' beneficial interest...         (13,908)        251,002
                                                                                        ---------       ---------
   Net increase in net assets....................................................           4,700         284,941
TOTAL NET ASSETS
Beginning of period..............................................................         284,941             --
                                                                                        ---------       ---------
End of period....................................................................        $289,641        $284,941
                                                                                        =========       =========

                                                                                                SR&F GROWTH &
                                                                                              INCOME PORTFOLIO
                                                                                             1998            1997 (A)
OPERATIONS
Net investment income............................................................         $ 2,686         $ 4,048
Net realized gains on investments................................................           8,760           9,775
Net change in unrealized appreciation or depreciation on investments.............          38,703          38,203
                                                                                        ---------       ---------
   Net increase in net assets resulting from operations..........................          50,149          52,026
                                                                                        ---------       ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions....................................................................          11,700         306,674
Withdrawals......................................................................         (19,913)        (20,955)
                                                                                        ---------       ---------
   Net increase (decrease) from transactions in investors' beneficial interest...          (8,213)        285,719
                                                                                        ---------       ---------
   Net increase in net assets....................................................          41,936         337,745
TOTAL NET ASSETS
Beginning of period..............................................................         337,745             --
                                                                                        ---------       ---------
End of period....................................................................        $379,681        $337,745
                                                                                       ==========      ==========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
(All amounts, except per-share amounts, in thousands)

NOTE 1. ORGANIZATION
The Stein Roe Balanced Fund and the Stein Roe Growth & Income Fund (the "Funds") are series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Balanced Fund and Growth & Income Fund invest substantially all of their assets in the SR&F Balanced Portfolio and the SR&F Growth & Income Portfolio (the "Portfolios"), respectively. The SR&F Balanced Portfolio seeks long-term growth of capital and current income, consistent with reasonable investment risk. The SR&F Growth & Income Portfolio seeks long-term growth of capital and current income by investing primarily in equity and equity-like securities issued by well-established companies.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Balanced Fund and Growth & Income Fund contributed $260,013 and $239,175 in securities and other assets to SR&F Balanced Portfolio and SR&F Growth & Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 14, 1997, Stein Roe Advisor Balanced Fund and Stein Roe Advisor Growth & Income Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate net asset value, income and expenses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1998, Balanced Fund and Advisor Balanced Fund owned 99.96 percent and
 .04 percent, respectively, of the SR&F Balanced Portfolio; and Growth & Income Fund and Advisor Growth & Income Fund owned 99.87 percent and .13 percent, respectively, of SR&F Growth & Income Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
   Certain prior-year amounts have been reclassified to conform to current-year presentation.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of March 31, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between the last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FUTURES CONTRACTS
During the period ended March 31, 1998, SR&F Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

SECURITIES SOLD SHORT
During the period ended March 31, 1998, SR&F Balanced Portfolio engaged in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio has established a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale in a margin account. The Portfolio may take a loan against said proceeds not exceeding 95 percent of the total proceeds. The Portfolio also must maintain in a separate account with the custodian an equivalent amount of the securities sold short or convertible or exchangeable into said securities.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respective percentages of ownership.

DISTRIBUTIONS TO SHAREHOLDERS
On April 29, 1998, the Board of Trustees declared a dividend from net investment income of 18 cents per share for Balanced Fund and 5 cents per share for Growth & Income Fund, payable May 20, 1998, to shareholders of record on May 11, 1998.
   Each Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for SR&F Balanced Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The management fee for SR&F Growth & Income Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fees for the Funds are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.
   The Adviser also provides certain fund accounting services. For the period ended March 31, 1998, Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&FGrowth & Income Portfolio incurred charges of $15, $16, $15, and $16, respectively.
   The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.
   Transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&FGrowth & Income Portfolio for the period ended March 31, 1998, was $3, $3, $11, and $10, respectively. No remuneration was paid to any other trustee or officer of the Trust.


NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the period ended March 31, 1998.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1998, were:
                                                Purchases        Sales
SR&F Balanced Portfolio........................   $81,983      $78,473
SR&F Growth & Income Portfolio.................    21,409       20,980

Financial Highlights

Balanced Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                       SIX MONTHS
                                                                            ENDED
                                                                        MARCH 31,
                                                                             1998         YEARS ENDED SEPTEMBER 30,
                                                                       (UNAUDITED)                  1997           1996
NET ASSET VALUE, BEGINNING OF PERIOD............................           $ 33.41               $ 30.07        $ 27.82
                                                                          --------              --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................              0.51                  0.95           1.00
   Net realized and unrealized gains (losses) on investments....              1.50                  5.61           2.96
                                                                          --------              --------       --------
     Total from investment operations...........................              2.01                  6.56           3.96
                                                                          --------              --------       --------
DISTRIBUTIONS
   Net investment income........................................             (0.40)                (0.96)         (1.01)
   Net realized capital gains..................................              (2.00)                (2.26)         (0.70)
                                                                          --------              --------       --------
     Total distributions........................................             (2.40)                (3.22)         (1.71)
                                                                          --------              --------       --------
NET ASSET VALUE, END OF PERIOD..................................           $ 33.02               $ 33.41        $ 30.07
                                                                          ========              =========      ========
Ratio of net expenses to average net assets.....................             1.08%(a)               1.05%         1.05%
Ratio of net investment income to average net assets............             3.13%(a)               3.02%         3.45%
Portfolio turnover rate.........................................               --                     15%(b)        87%
Average commisions per share....................................               --                $ 0.0594(b)   $ 0.0537
Total return....................................................             6.52%                 23.60%        14.83%
Net assets, end of period (000's)..............................           $288,405               $284,846      $231,063

                                                                              YEARS ENDED SEPTEMBER 30,
                                                                              1995               1994           1993
NET ASSET VALUE, BEGINNING OF PERIOD............................           $ 25.78            $ 27.57        $ 26.91
                                                                          --------           --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................              1.33               1.15           1.26
   Net realized and unrealized gains (losses) on investments....              2.22              (1.06)          2.37
                                                                          --------           --------       --------
     Total from investment operations...........................              3.55               0.09           3.63
                                                                          --------           --------       --------
DISTRIBUTIONS
   Net investment income........................................             (1.23)             (1.17)         (1.30)
   Net realized capital gains..................................              (0.28)             (0.71)         (1.67)
                                                                          --------           --------       --------
     Total distributions........................................             (1.51)             (1.88)         (2.97)
                                                                          --------           --------       --------
NET ASSET VALUE, END OF PERIOD..................................           $ 27.82            $ 25.78        $ 27.57
                                                                          ========           ========       ========
Ratio of net expenses to average net assets.....................             0.87%              0.83%          0.81%
Ratio of net investment income to average net assets............             5.14%              4.53%          4.69%
Portfolio turnover rate.........................................               45%                29%            53%
Average commisions per share....................................               --                  --             --
Total return....................................................            14.49%              0.36%         14.57%
Net assets, end of period (000's)..............................           $228,560           $229,274       $222,292

(a) Annualized
(b) Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

Financial Highlights CONTINUED
Growth & Income Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                        SIX MONTHS
                                                                             ENDED
                                                                         MARCH 31,
                                                                              1998       YEARS ENDED SEPTEMBER 30,
                                                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD............................           $ 22.91           $ 18.39        $ 16.65
                                                                          --------          --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................              0.12              0.30           0.27
   Net realized and unrealized gains (losses) on investments....              3.12              5.15           3.22
                                                                          --------          --------       --------
     Total from investment operations...........................              3.24              5.45           3.49
                                                                          --------          --------       --------
DISTRIBUTIONS
   Net investment income........................................             (0.18)            (0.28)         (0.32)
   Net realized capital gains...................................             (0.97)            (0.65)         (1.43)
                                                                          --------          --------       --------
     Total distributions........................................             (1.15)            (0.93)         (1.75)
                                                                          --------          --------       --------
NET ASSET VALUE, END OF PERIOD..................................           $ 25.00           $ 22.91        $ 18.39
                                                                          ========          =========      ========
Ratio of net expenses to average net assets ....................             1.08%(a)          1.13%          1.18%
Ratio of net investment income to average net assets ...........             1.12%(a)          1.52%          1.65%
Portfolio turnover rate.........................................               --                 2%(b)         13%
Average commisions per share....................................               --           $ 0.0647(b)    $ 0.0683
Total return ...................................................             14.74%            30.81%        22.67%
Net assets, end of period (000's)...............................          $378,724          $337,466       $204,387

                                                                                   YEARS ENDED SEPTEMBER 30,
                                                                              1995             1994           1993
NET ASSET VALUE, BEGINNING OF PERIOD............................           $ 14.54          $ 14.83        $ 13.42
                                                                          --------         --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................              0.34             0.18           0.17
   Net realized and unrealized gains (losses) on investments....              2.56             0.40           2.16
                                                                          --------         --------       --------
     Total from investment operations...........................              2.90             0.58           2.33
                                                                          --------         --------       --------
DISTRIBUTIONS
   Net investment income........................................             (0.20)           (0.16)         (0.16)
   Net realized capital gains...................................             (0.59)           (0.71)         (0.76)
                                                                          --------         --------       --------
     Total distributions........................................             (0.79)           (0.87)         (0.92)
                                                                          --------         --------       --------
NET ASSET VALUE, END OF PERIOD..................................           $ 16.65          $ 14.54        $ 14.83
                                                                          ========         ========   ============
Ratio of net expenses to average net assets ....................             0.96%            0.90%          0.88%
Ratio of net investment income to average net assets ...........             1.78%            1.18%          1.23%
Portfolio turnover rate.........................................               70%              85%            50%
Average commisions per share....................................                --               --             --
Total return ...................................................            21.12%            4.03%         17.98%
Net assets, end of period (000's)...............................          $139,539         $129,680       $100,365

(a) Annualized
(b) Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

Financial Highlights CONTINUED
SR&F Balanced Portfolio

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                       SIX MONTHS
                                                            ENDED           PERIOD
                                                        MARCH 31,            ENDED
                                                             1998    SEPTEMBER 30,
                                                      (UNAUDITED)         1997 (B)
RATIOS TO AVERAGE NET ASSETS
Ratio of net expenses to average net assets ......        0.61%(a)         0.60%(a)
Ratio of net investment income to average net assets      3.59%(a)         3.52%(a)
Portfolio turnover rate...........................          28%              21%
Average commissions per share.....................      $0.0535          $0.0534

(a)Annualized
(b)From commencement of operations on February 3, 1997.

Financial Highlights CONTINUED
SR&F Growth & Income Portfolio

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                       SIX MONTHS
                                                            ENDED           PERIOD
                                                        MARCH 31,            ENDED
                                                             1998    SEPTEMBER 30,
                                                      (UNAUDITED)         1997 (B)
RATIOS TO AVERAGE NET ASSETS
Ratio of net expenses to average net assets ......        0.65%(a)       0.65%(a)
Ratio of net investment income to average net assets      1.55%(a)       2.04%(a)
Portfolio turnover rate...........................           7%               7%
Average commissions per share.....................      $0.0669          $0.0644

(a)Annualized
(b)From commencement of operations on February 3, 1997.

To Contact Us. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments @steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you with information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Investment Trust

TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Kevin M. Carome, Vice President,
  Assistant Secretary
Daniel K. Cantor, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                 1-800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                Liberty Financial Investments, Inc., Distributor.


                                                                      GI12A 5/98